FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                           Date of Report: August 8, 2002

                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


Delaware                   1-12162               13-3404508
(State of Incorporation)   (Commission File No.) (I.R.S. Employer Identification
No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (address of principal executive offices)

          Registrant's telephone number, including area code: 312/322-8500


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Item 9. Regulation FD Disclosure

     On August 8, 2002, each of the Principal Executive Officer, John F. Fiedler, and Principal Financial Officer, George E. Strickler, of BorgWarner Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).




Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BORGWARNER INC.



                                   By: /s/ Vincent M. Lichtenberger
                                        ----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated: August 8, 2002

                                   EXHIBIT INDEX

(99.1)    Statement Under Oath of Principal Executive Officer dated August 8,
2002.

(99.2)    Statement Under Oath of Principal Financial Officer dated August 8,
2002.